EXHIBIT 10.32

So Ordered
Dated: May 18th, 2020

UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF WASHINGTON

In re:	Case No. 18-03197 FPC 11

GIGA WATT, Inc., a Washington corporation,	The Honorable Frederick P. Corbit
Debtor.

ORDER APPROVING: (I) SALE OF
TNT FACILITY AND TRAILER
EQUIPMENT FREE AND CLEAR
OF ALL LIENS, CLAIMS AND
INTERESTS, RELATED
OVERBIDDING AND NOTICE
THEREOF; (II) ASSUMPTION AND
ASSIGNMENT OF LEASES AND
POWER CONTRACT; AND (III)
GRANTING REQUEST FOR
SHORTENED NOTICE THEREON

This matter came to be heard on the Chapter 11 Trustee's Motion for Order Approving: (i) Sale of TNT Facility and Trailer Equipment Free and Clear of All Liens, Claims and Interests, Subjecting to Overbidding, and Approving Notice Thereof; (ii) Assumption and Assignment of Leases and Power Contract, and (iii)

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Shortening Time Thereon , (the "Motion") on May 13, 2020 at 1:30 p.m. (the "Hearing"). The Court has considered the Motion and completed the Hearing as provided for under sections 105,363, and 365 of the Bankruptcy Code and Rules 2002, 6004, 6006, and 9014 of the Federal Rules of Bankruptcy Procedure and L.B.R. 2002-1, 6004-1, and 6006-1. Based upon the Motion, the record before the Court, the testimony and arguments made and heard at the Hearing and in the filings with the Court, the Court stated its findings of fact and conclusions of law at the Hearing and those findings of fact and conclusions of law are incorporated herein by reference as if set forth fully herein as provided in Rule 7052 of the Federal Rules of Bankruptcy Procedure.

ACCORDINGLY, IT IS HEREBY ORDERED THAT THE MOTION IS GRANTED AND FURTHER ORDERED THAT

1.               The Purchase and Sale Agreement between the Trustee and EcoChain, Inc. ("EcoChain") dated April 30, 2020 (the "Agreement") is approved. Unless otherwise defined herein, capitalized terms used in this Order have the meanings ascribed to them in the Agreement.

2.               Notice of the Agreement and the transactions contemplated by the Agreement complied with the requirements of the Bankruptcy Code.

3.               The objections filed to the Motion are overruled, except with respect to the District's objection, which is granted, as set forth in paragraph 7 hereof.

4.               EcoChain is not an insider or affiliate of the Trustee or the Debtor as those terms are defined in 11 USC §101. The Agreement was negotiated by the Trustee and EcoChain at arm's length and EcoChain has acted in good faith and

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without collusion or fraud of any kind. Neither party to the Agreement has engaged in any conduct that would prevent the application of 11 USC § 363(m) or cause the application of 11 USC § 363(n) with respect to the consummation of the transactions contemplated by the Agreement. EcoChain is purchasing the Purchased Assets in good faith within the meaning of 11 USC §363(m) and EcoChain is entitled to the protections of 11 USC §363(m).

5.                 The Trustee is authorized to sell the TNT Equipment and the Trailer Equipment to EcoChain pursuant to the Agreement.

6.                 The Trustee is authorized to assume the TNT Leases and the Power Contract pursuant to the Agreement.

7.                 The Trustee is hereby authorized to assign to EcoChain the TNT Leases, the Power Contract, and the Trailer Oral Lease pursuant to the Agreement; provided that the assignment of the Power Contract to EcoChain is subject to EcoChain's compliance with the District's policies for new customers and specifically, EcoChain is required to provide to the District:

a.      a Service Order in the form of the exemplar attached hereto as Exhibit 1;

b.     an energy requirements forecast as detailed in Section 16 of the Power Contract;

c.      a proof of lease for the TNT Facility to confirm that the lease matches the Point of Delivery locations listed on Exhibit B of the Power Contract;

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d.       the fully executed Assumption and Assignment Agreement (Tangible Property) assigning the Power Contract from the Trustee to EcoChain; and

e.       a deposit in the amount of two (2) months projected usage as determined by the District based on historical usage and the energy requirements forecast submitted to the District by Eco-Chain, payable in the form of 50% cash and 50% letter of credit.

8.            The Sale of the Purchased Assets to EcoChain is free and clear of all liens, encumbrances, claims and/or interests pursuant to sections 363(f)(4) and (5) of title 11 of the United States Code.

9.            EcoChain is not a successor to the Debtor or the bankruptcy estate and is released from any potential liability in connection with the purchase of the Purchased Assets.

10.          The Bidding Procedures as proposed in the Motion are approved.

11.          The Break-Up Fee as proposed in the Motion is approved.

12.          The 14-day stay provided by Rule 6004(h) and Rule 6006(d) of the Federal Rules of Bankruptcy are waived.

13.          This Order is without prejudice to the administrative claim asserted by the Ad Hoc Creditors' Committee of WTT Token Holders and Miners on behalf of its members, filed in this Court on April 1, 2020 [Doc. 547] and is further without prejudice to the issue of who owns the proceeds.

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14.      This Order shall be valid and fully effective immediately upon its entry.

/// END OF ORDER ///

APPROVED AS TO FORM:

U.S. TRUSTEE'S OFFICE

/s/ James D. Perkins
James D. Perkins, WSBA No. 25105
Attorney for U.S. Trustee

SALISH SEA LEGAL

/s/ Benjamin Ellison
Benjamin Ellison, WSBA No. 48315
Attorneys for the Official Committee of
Unsecured Creditors

PAINE HAMBLEN LLP

/s/ Kathryn McKinley
Kathryn McKinley, WSBA No. 25105
Attorneys for the Public Utility District
No. 1 of Douglas County, Washington

EISENHOWER, CARLSON PLLC

/s/ Samuel Dart
Samuel Dart, WSBA No. 47871
 Attorneys for the Ad Hoc Non-Profit Creditors'
Committee of WTT Token Holders & Owners

PRESENTED BY:

POTOMAC LAW GROUP, PLLC
/s/ Pamela M. Egan
Pamela M. Egan, WSBA No. 54736
Attorneys for Mark D. Waldron, as
Chapter 11 Trustee

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EXHIBIT 1

(TNT Sale Approval Order)

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Douglas County PUD
1151 Valley Mall Parkway
East Wenatchee, WA 98802
Ph: (509)884-7191 Fax: (509)884-0553

MOVE IN SERVICE ORDER

SERVICE ORDER INFORMATION

Date: Ordered By: Issued By: Scheduled Date:	Service Order Number	Initials:__________

CUSTOMER INFORMATION

Customer Number: Name: Address: City: Employer:	DL #: Phone: Other Phone: Birth Date: Email: _________________________ Addl Contact:	Initials:__________

ACCOUNT INFORMATION

Account Number: Address: City:	Description: Meter: Lights:

BILLING INFORMATION

Occupancy Charge: $ 10.00 Deposit: DCCN:	Auto Pay: Yes No SmartHub:__________

Residential accounts are subject to a deposit of $150 up to $300 if account is not consistently paid over time.

Commercial accounts are subject to a deposit of up to two (2) times the estimated average monthly power bill. Initials:______

In accordance with RCW 19.29A.060, Public Utility District No. 1 of Douglas County is required to disclose the fuel mix used to generate electricity serving their local load. Douglas PUD is proud to disclose that 100 percent of the power used to serve local customers comes from clean, renewable hydropower.

I hereby apply for electric service subject to the Customer Service Policies of PUD No. 1 of Douglas County, for which I agree to pay. I agree to abide by the Customer Service Policies. These policies are on file with the District, available for customer information and customers are urged to read them. They are subject to revision, amendment, deletion or change without no ice.

Customer Signature: _______________________________________________________________________

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